UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 15, 2020

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices, Including Zip Code)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.04 per share	MCF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01        Other Events.

On March 25, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued an order under Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934 (the “Exchange Act”) granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) pandemic.

Contango Oil & Gas Company (the “Company”) is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) as a result of the circumstances set forth below.

The Company’s headquarters and other accounting offices are located in areas of the United States that have been under “lock-down” or “stay at home” orders implemented in response to the COVID-19 pandemic.  The Company’s accounting personnel have been working remotely since the orders were implemented and have also been operating under travel and work restrictions stemming from the COVID-19 pandemic. As a result, the accounting workflow and the Company’s ability to complete necessary review processes and procedures with respect to its financial statements have been negatively impacted. The Company is unable to complete the financial statements and control procedures necessary to permit the Company to file the Quarterly Report by the prescribed date. The Company currently expects to file the Quarterly Report no later than June 29, 2020, which is 45 days after the Quarterly Report’s original filing deadline.

Supplemental Risk Factor

The Company is supplementing its risk factors previously disclosed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the following risk factor:

The COVID-19 pandemic has adversely affected our business, and the ultimate effect on our business, financial position, results of operations, and/or cash flows will depend on future developments, which are highly uncertain and cannot be predicted.

The COVID-19 pandemic and the actions by governments, businesses, and individuals in response to the pandemic have caused a rapid and precipitous drop in demand for oil, which in turn has caused oil prices to plummet since the first week of March 2020, negatively affecting our cash flow, liquidity and financial position. These events have worsened an already deteriorated oil market that resulted from the early-March 2020 failure by the group of oil producing nations known as OPEC+ to reach an agreement over proposed oil production cuts. While OPEC+ reached a tentative agreement to cut oil production in April 2020, the announcement of the tentative agreement did not result in increased commodity prices, and those production cuts, if effected, may not offset near-term demand loss attributable to the COVID-19 pandemic and the related economic slowdown.  Moreover, the uncertainty about the duration of the COVID-19 pandemic has caused storage constraints in the United States resulting from over-supply of produced oil, which is expected to significantly decrease our realized oil prices in the second quarter of 2020 and potentially beyond. Oil prices are expected to continue to be volatile as a result of these events and the ongoing COVID-19 outbreak, and as changes in oil inventories, oil demand and economic performance are reported. We cannot predict when, or to what extent, oil prices will improve and stabilize.

The COVID-19 pandemic is rapidly evolving, and the ultimate impact of this pandemic is highly uncertain and subject to change. The extent of the impact of the COVID-19 pandemic on our operational and financial performance will depend on future developments, including the duration and spread of the pandemic, its severity, the actions to contain the disease or mitigate its impact, related restrictions on travel, and the duration, timing and severity of the impact on domestic and global oil demand, the availability of personnel, equipment, and services critical to our ability to operate our properties, and how quickly, and to what extent, normal economic and operating conditions can resume. The COVID-19 pandemic may also precipitate or intensify the risks described in the risk factors disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Cautionary Statement About Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the Company’s current expectations and include statements regarding the potential impact of the COVID-19 pandemic and the actions by governments, businesses and individuals in response to the pandemic and the timing of the filing of the Quarterly Report. The words and phrases “should”, “could”, “may”, “will”, “believe”, “plan”, “intend”, “expect”, “potential”, “possible”, “anticipate”, “estimate”, “forecast”, “view”, “efforts”, “goal” and similar expressions identify forward-looking statements and express the Company’s expectations about future events. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the effects of the COVID-19 pandemic and the actions by governments, businesses and individuals in response to the pandemic; any further decline in, sustained depression in and volatility of expected and realized commodity prices for oil, natural gas and natural gas liquids; and the other factors discussed under the “Risk Factors” heading in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and quarterly reports on Form 10-Q filed with or furnished to the Commission. Additional information on these and other factors, many of which may be unknown or unpredictable at this time, which could affect the Company’s operations or financial results are included in the Company’s reports on file with the Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements speak only as of the date they were made and are based on the estimates and opinions of management at the time the statements are made. The Company does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

17
CONTANGO OIL & GAS COMPANY

Date: May 15, 2020	/s/ E. JOSEPH GRADY
E. Joseph Grady
Senior Vice President and
Chief Financial and Accounting Officer